RCM Technologies, Inc.      Tel:  856.486.1777   Corporate Contacts:
2500 McClellan Avenue       Fax:  856.488.8833   Leon Kopyt
Pennsauken, NJ 08109-4613   info@rcmt.com        Chairman, President & CEO
                            www.rcmt.com         Stanton Remer
                                                 Executive VP & CFO
                                                 Kevin D.  Miller
                                                 Senior Vice  President

                             P R E S S   R E L E A S E

          RCM TECHNOLOGIES, INC. ANNOUNCES RESULTS FOR TWENTY-SIX WEEKS
                      AND THIRTEEN WEEKS ENDED JULY 1, 2006

August 9, 2006 -- RCM Technologies, Inc. (NNM: RCMT) today announced financial results for the twenty-six weeks and thirteen weeks ended July 1, 2006.

The Company announced revenues of $96.1 million for the twenty-six weeks ended July 1, 2006, up from $90.4 million for the twenty-six weeks ended July 2, 2005 (same period a year ago). Net income for the twenty-six weeks ended July 1, 2006 was $2.7 million, or $0.22 per diluted share, as compared to net income of $2.0 million, or $0.17 per diluted share, for the year ago period. Net income for the 2006 period included a $1.0 million income tax credit, or $0.08 per diluted share, as compared to no such tax credit in the 2005 period. For the twenty-six weeks ended July 1, 2006, earnings before interest, income taxes, depreciation and amortization, or EBITDA, was $3.9 million, or $0.33 per diluted share, as compared to $3.8 million, or $0.33 per diluted share, for the same period a year ago.

Revenues were $49.0 million for the thirteen weeks ended July 1, 2006, up from $46.3 million for the thirteen weeks ended July 2, 2005 (same period a year ago). Net income for the thirteen weeks ended July 1, 2006 was $1.9 million, or $0.15 per diluted share, as compared to net income of $1.2 million, or $0.10 per diluted share, for the year ago period. Net income for the 2006 period included a $1.0 million income tax credit, or $0.08 per diluted share, as compared to no such tax credit in the 2005 period. For the thirteen weeks ended July 1, 2006, EBITDA was $2.0 million, or $0.17 per diluted share, as compared to $2.1 million, or $0.18 per diluted share, for the same period a year ago.

Effective January 1, 2006, the Company adopted the accounting required under SFAS No. 123R for its stock-based compensation plans. The change in accounting, plus the effect of additional awards which were granted in 2006, resulted in increases of $593,000 and $288,000 in stock-based compensation expenses for the twenty-six weeks and thirteen weeks ended July 1, 2006, respectively, as compared to the same periods a year ago.



Leon Kopyt, Chairman and CEO of RCM, commented: "Our overall performance remains consistent with recent quarters, albeit showing modest improvement in selected markets. We are continuing to work to optimize our business model as a premier professional services provider having a strong vertical focus and offering a fully integrated solutions suite through a global delivery platform."

About RCM
RCM Technologies, Inc. is a premier provider of business and technology solutions designed to enhance and maximize the operational performance of its customers through the adaptation and deployment of advanced information technology and engineering services. RCM is an innovative leader in the design, development and delivery of these solutions to commercial and government sectors for more than 30 years. RCM's offices are located in major metropolitan centers throughout North America. Additional information can be found at www.rcmt.com.

The Statements contained in this release that are not purely historical are forward-looking statements within the Private Securities Litigation Reform Act of 1995 and are subject to various risks, uncertainties and other factors that could cause the Company's actual results, performance or achievements to differ materially from those expressed or implied by such forward-looking statements. Forward-looking statements include, but are not limited to, those relating to demand for the Company's services, expected demand for our services and expectations regarding our revenues, the Company's ability to continue to utilize goodwill, to continue to increase gross margins, to achieve and manage growth, to develop and market new applications and services, risks relating to the acquisition and integration of acquired businesses, demand for new services and applications, timing of demand for services, industry strength and competition and general economic factors. Investors are directed to consider such risks, uncertainties and other factors described in documents filed by the Company with the Securities and Exchange Commission.

                                Tables to Follow

                             RCM Technologies, Inc.
                        Consolidated Statements of Income
                                   (Unaudited)
                    (In Thousands, Except Per Share Amounts)

                                                                    Twenty-Six Weeks Ended
                                                            ---------------------------------------
                                                              July 1, 2006          July 2, 2005
                                                            ------------------    -----------------
Revenues                                                              $96,079              $90,406
Gross profit (1)                                                       24,211               21,165
Selling, general and administrative (2)                                20,271               17,335
Depreciation and amortization                                             721                  528
Interest expense, net                                                     129                  108
Loss on foreign currency transactions                                      11                    4
Income before income taxes                                              3,079                3,190
Income taxes                                                              409                1,189
Net income                                                             $2,670               $2,001

Earnings per share (diluted)
  Net income                                                            $0.22                $0.17


                                                                     Thirteen Weeks Ended
                                                            ---------------------------------------
                                                              July 1, 2006          July 2, 2005
                                                            ------------------    -----------------
Revenues                                                              $49,025              $46,324
Gross profit (3)                                                       12,180               11,057
Selling, general and administrative (4)                                10,185                8,929
Depreciation and amortization                                             368                  268
Interest expense, net                                                      64                  (15)
Gain on foreign currency transactions                                      (2)
Income before income taxes                                              1,565                1,875
Income taxes (credit)                                                    (294)                 707
Net income                                                             $1,859               $1,168

Earnings per share (diluted)

  Net income                                                            $0.15                $0.10


                             RCM Technologies, Inc.
                     Summary Consolidated Balance Sheet Data
                                   (Unaudited)
                                 (In Thousands)

                                                            July 1,           December 31,
                                                              2006                2005
                                                         ---------------     ----------------
Cash and equivalents                                             $6,921               $3,761
Accounts receivable                                              48,084               44,930
Working capital                                                  35,493               33,032
Goodwill and Intangible assets                                   38,947               38,469
Total assets                                                    105,892              106,773
Senior debt                                                       5,500                3,900
Total liabilities                                                26,623               31,084
Stockholders' equity                                            $79,269              $75,689

(1) Reflects stock based compensation expense of $30,000 included in cost of services for the twenty-six weeks ended July 1, 2006.

(2) Includes stock based compensation expense of $563,000 for the twenty-six weeks ended July 1, 2006.

(3) Reflects stock based compensation expense of $18,000 included in cost of services for the thirteen weeks ended July 1, 2006.

(4) Includes stock based compensation expense of $270,000 for the thirteen weeks ended July 1, 2006.

                             RCM Technologies, Inc.
Reconciliation of EBITDA to Net Income and Cash Provided by Operating Activities
                                   (Unaudited)

As used in this report, EBITDA means earnings before interest income, interest expense, income taxes, depreciation and amortization. We believe that EBITDA, as presented, represents a useful measure of assessing the performance of our operating activities, as it reflects our earnings trends without the impact of certain non-cash charges or income. EBITDA is also used by our creditors in assessing debt covenant compliance. We understand that, although security analysts frequently use EBITDA in the evaluation of companies, it is not necessarily comparable to EBITDA of other companies due to potential inconsistencies in the method of calculation. EBITDA is not intended as an alternative to cash flow provided by operating activities as a measure of liquidity, nor as an alternative to net income as an indicator of our operating performance, nor as an alternative to any other measure of performance in conformity with generally accepted accounting principles. The following is a reconciliation of EBITDA to both net income and cash flow (used in) provided by operating activities.

                                                                    Twenty-Six Weeks Ended
                                                           -----------------------------------------
                                                              July 1, 2006           July 2, 2005
                                                           --------------------    -----------------
                                                                        (In Thousands)
                                                           -----------------------------------------
EBITDA (1)                                                              $3,929               $3,827
Depreciation and amortization                                              721                  528
Interest expense, net of interest income                                   129                  108
Income taxes                                                               409                1,190
                                                           --------------------    -----------------
Net income                                                              $2,670               $2,001
                                                           ====================    =================

Earnings per share (diluted)
    EBITDA                                                                $.33                 $.33
                                                           ====================    =================
    Net income                                                            $.22                 $.17
                                                           ====================    =================

    Weighted average shares outstanding                                 12,040               11,566
                                                           ====================    =================

                                                                     Thirteen Weeks Ended
                                                           -----------------------------------------
                                                              July 1, 2006           July 2, 2005
                                                           --------------------    -----------------
                                                                        (In Thousands)
                                                           -----------------------------------------
EBITDA (2)                                                              $1,997               $2,128
Depreciation and amortization                                              368                  268
Interest expense, net of interest income                                    64                  (15)
Income taxes (credit)                                                     (294)                 707
                                                           --------------------    -----------------
Net income                                                              $1,859               $1,168
                                                           ====================    =================

Earnings per share (diluted)
    EBITDA                                                                $.17                 $.18
                                                           ====================    =================
    Net income                                                            $.15                 $.10
                                                           ====================    =================

    Weighted average shares outstanding                                 12,044               11,545
                                                           ====================    =================



    (1) Includes stock based compensation expense of $593,000 for the twenty-six weeks ended July 1, 2006.

    (2) Includes stock based compensation expense of $288,000 for the thirteen weeks ended July 1, 2006.

                             RCM Technologies, Inc.
           Reconciliation of EBITDA to Net Income and Cash Provided by
                        Operating Activities (Continued)
                                   (Unaudited)

                                                                         Twenty-Six Weeks Ended
                                                                  -----------------------------------
                                                                  July 1, 2006          July 2, 2005
                                                                  ------------           ------------
                                                                             (In Thousands)
                                                                  -----------------------------------
Net income                                                              $2,670               $2,001
Adjustments to reconcile net income to cash
  provided by (used in) operating activities:
    Depreciation and amortization                                          721                  528
    Stock based compensation expense                                       593
    Provision for losses on accounts receivable                            (17)                 (19)
Changes in operating assets and liabilities
    Accounts receivable                                                 (3,137)              (2,038)
    Restricted cash                                                      8,572                 (148)
    Prepaid expenses and other current assets                              (71)                 317
    Deferred tax assets                                                   (186)
    Accounts payable and accrued expenses                               (6,098)                (776)
    Accrued compensation                                                 1,393                  372
    Payroll and withheld taxes                                              93                 (328)
    Income taxes payable                                                (1,449)                 378
                                                           --------------------    -----------------

Cash provided by operating activities                                   $3,084                 $287
                                                           ====================    =================


                                                                        Thirteen Weeks Ended
                                                                   ----------------------------------
                                                                    July 1, 2006         July 2, 2005
                                                                    ------------         ------------
                                                                               (In Thousands)
                                                                   ----------------------------------
Net income                                                              $1,859               $1,168
Adjustments to reconcile net income to cash
  provided by (used in) operating activities:
    Depreciation and amortization                                          368                  268
    Stock based compensation expense                                       288
    Provision for losses on accounts receivable                            (11)                 (10)
Changes in operating assets and liabilities
    Accounts receivable                                                  1,205                 (808)
    Restricted cash                                                      8,658                 (148)
    Prepaid expenses and other current assets                             (685)                (219)
    Deferred tax assets                                                   (186)
    Accounts payable and accrued expenses                               (8,223)                (437)
    Accrued compensation                                                 1,860                1,777
    Payroll and withheld taxes                                              66                  359
    Income taxes payable                                                  (307)                 210
                                                           --------------------    -----------------

Cash provided by operating activities                                   $4,892               $2,160
                                                           ====================    =================






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